Exhibit 32.1
CERTIFICATIONS OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Praxis Precision Medicines, Inc. (the “Company”) for the quarter ended March 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 11, 2021	By:	/s/ MARCIO SOUZA
Marcio Souza
Chief Executive Officer
(Principal Executive Officer)

Date:	May 11, 2021	By:	/s/ LAUREN MASTROCOLA
Lauren Mastrocola
Principal Accounting Officer and Interim Principal Financial Officer